UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ ☐ ☒ ☐	Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to Section 240.14a-12	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

QUANTA SERVICES, INC.

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 26, 2016

Meeting Information
QUANTA SERVICES, INC.	Meeting Type:	Annual Meeting
	For holders as of:	March 28, 2016
	Date: May 26, 2016	Time: 9:00 AM CDT
Location: Williams Tower
2nd Floor Conference Center
Auditorium No. I 2800 Post Oak Boulevard Houston, Texas 77056
QUANTA SERVICES, INC.

2800 POST OAK BLVD., SUITE 2600 HOUSTON, TX 77056	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement        2. Annual Report        3. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow  è   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   è   available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:
1. Election of Directors
Nominees		4	To approve the amendment to the Quanta Services, Inc.
2011 Omnibus Equity Incentive Plan (Omnibus Plan)
1a	Earl C. Austin, Jr.		establishing an annual limit on non-employee director
compensation and reapprove the performance goals under
1b	Doyle N. Beneby		the Omnibus Plan

1c	J. Michal Conaway	NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the
1d	Vincent D. Foster	meeting or any adjournment or postponement thereof.

1e	Bernard Fried

1f	Worthing F. Jackman

1g	David M. McClanahan

1h	Bruce Ranck

1i	Margaret B. Shannon

1j	Pat Wood, III

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING:

2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm

3	To approve, by non-binding advisory vote, Quanta’s executive compensation